U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        DECEMBER 21, 2006
                                                  ------------------------------


                                   THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                         0-10707                 06-1042505
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[State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
of incorporation)                                            Identification No.)


    651 DAY HILL ROAD, WINDSOR, CONNECTICUT                       06095
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    (Address of principal executive offices)                   (Zip Code)


                                  860-683-2005
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                         (Registrant's telephone number)


                                       N/A
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                   (Former name or former address, if changed
                               since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     (a) Thermodynetics, Inc. (the "COMPANY") entered into a Loan Agreement, a 10-year term $900,000 promissory note (the "Term Note"), and a two-year $1,100,000 revolving line of credit promissory note (the "Revolving Note") with Wachovia Bank, National Association (the "Bank"), all consummated December 21, 2006 as summarized below:

     o The Loan Agreement provides for a security interest in the Company's 651 Day Hill Road, Windsor, Connecticut facility by means of a first and a second mortgage. The Loan Agreement provides for certain covenants relating to the Company's business and affairs, and the following financial covenants:

          o FIXED CHARGE COVERAGE RATIO. The Company shall, at all times, maintain a Fixed Charge Coverage Ratio of not less than 1.25 to
               1.00. This covenant shall be calculated annually at the Company's fiscal year end. "Fixed Charge Coverage Ratio" shall mean the sum of net income plus interest expense, depreciation and amortization expense plus rent expense less all dividends, distributions and withdrawals and all unfinanced capital expenditures divided by the sum of current maturities of long term debt, current maturities of long term capital leases, plus rent expense, plus interest expense.

          o TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO. The Company shall, at all times, maintain a ratio of Total Liabilities to Tangible Net Worth of not more than 1.50 to 1.00. "Total Liabilities" shall mean all liabilities of the Company, including capitalized leases and all reserves for deferred taxes, debt fully subordinated to Bank on terms and conditions acceptable to Bank, and other deferred sums appearing on the liabilities side of a balance sheet and all obligations as lessee under off-balance sheet synthetic leases of the Company, all in accordance with generally accepted accounting principles applied on a consistent basis. "Tangible Net Worth" shall mean total assets minus Total Liabilities. For purposes of this computation, the aggregate amount of any intangible assets of the Company including, without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets. This covenant shall be measured annually.

     o The Term Note is payable in one hundred twenty equal monthly installments of $3,750 plus accrued interest through December 21, 2016 and a balloon payment of $450,000 and all accrued interest on December 21, 2016; at December 22, 2006 the principal balance due was $900,000. Interest accrues on the unpaid principal balance of the Term Note from December 21, 2006 at the LIBOR Market Index Rate plus 1.5%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate. "LIBOR Market Index Rate", for any day, means the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation). If the Company is in Default, as defined in the Term Note, interest accrues at the LIBOR Market Index Rate plus 3%. Provided the Company is not in default under the terms of the Term Note, the Company shall have the option of converting the interest rate payable by the Company from the floating interest rate based upon the LIBOR Market Index Rate as provided above to a fixed interest rate determined as set forth in the Term Note. The fixed interest rate, if exercised, would fix the interest rate payable on the unpaid principal balance of the Term Note for the then remaining life of the loan at an annual interest rate equal to the Bank's "Cost of Funds" of borrowings, as of the Fixed Rate Adjustment Date, for a term co-terminus with the period from the Fixed Rate Adjustment Date to the Maturity Date, plus 150 basis points. The term "Cost of Funds" means a per annum rate of interest which the Bank discloses to the Company as its internal cost of borrowing funds for the applicable period and is not a published index available to the general public.

     o The Revolving Note provides a revolving line of credit with a maximum credit limit of $1,100,000. The Revolving Note provides for borrowings on a demand basis against the credit limit. At December 22, 2006 the Company owed less than $20,000 dollars under such line of credit; such line of credit remains open and available to the Company. Interest shall accrue on the unpaid principal balance of the Revolving Note from December 21, 2006 at the Bank's Prime Rate, as that rate may change from time to time in accordance with changes in the Bank's Prime Rate, to be adjusted daily. If the Company is in Default, as defined in the Revolving Note, interest accrues at the Bank's Prime Rate plus 3%. The Company may borrow, repay and reborrow, and, upon the request of the Company, the Bank shall advance and readvance sums under the Revolving Note from time to time until maturity on December 21, 2008 (each an "Advance" and together the "Advances"), so long as the total principal balance outstanding under the Revolving Note at any one time does not exceed $1,100,000, subject to the limitations described in the Loan Agreement. The Bank's obligation to make Advances under the Revolving Note terminates if the Company is in Default, as defined in the Revolving Note. As of the date of each proposed Advance, the Company shall be deemed to represent that each representation made in the Loan Agreement and the Revolving Note is true as of such date. During the term of the Revolving Note, the Company agrees to pay down the outstanding balance to zero dollars for 30 consecutive days annually. Accrued interest only is due and payable each month commencing on January 21, 2007 and all outstanding principal and accrued interest is due on December 21, 2008.

     The Company used the proceeds of the Term Note to pay its prior indebtedness owed to Citizens Bank in full. Loans borrowed by Turbotec Products, Inc. as previously reported remain in place.

ITEM 8.01.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an announcement with respect to the new loan arrangements with the Company's bank as presented in a press release dated December 28, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

          (C) EXHIBITS.

               EXHIBIT NO.                    DESCRIPTION

               10.1.     Loan   Agreement  between  Thermodynetics,   Inc.,  and
                         Wachovia Bank, National Association, dated December 21, 2006.

               10.2. Promissory Note in the original principle amount of $900,000 from Thermodynetics, Inc., to Wachovia Bank, National Association, dated December 21, 2006.

               10.3. Promissory Note with a revolving line of credit feature of $1,100,000 from Thermodynetics, Inc., to Wachovia Bank, National Association, dated December 21, 2006.

               99.1.     Press release dated December 28, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

(Registrant)
THERMODYNETICS, INC.


BY:  /s/ ROBERT A. LERMAN
   -------------------------------------
         Robert A. Lerman, President

Date: December 28, 2006